Exhibit 10.15

Addendum TO COMMON STOCK PURCHASE AGREEMENT

            THIS ADDENDUM (the “Addendum”)  to the Common Stock Purchase Agreement dated June 20, 2013 (the “Common Stock Purchase Agreement”), is made and entered into as of this    day of August, 2013, by and among Santo mining Corp, a Nevada Corporation (“Santo Mining”) and Hanover Holdings I, LLC, A New York Limited Liability Corporation (“Hanover”).

  Section 10.1 (ii) Commitment Shares shall be amended to state the following:

“Additional Commitment Shares” shall mean a total of 1,072,343 shares of Santo Mining common stock with 536,172 shares to be issued upon execution of this Addendum and the balance of 536,171 will be issued if the S-1 is not deemed effective by the Securities and Exchange Commission (“SEC”) within thirty (30) calendar days from the execution of this Addendum.  In the event that the S-1 is deemed effective by the SEC within thirty calendar days from the execution of this Addendum then the Company shall have no obligation to issue the additional 536,171.

  This Addendum shall be deemed part of, but shall take precedence over and supersede any provisions directly to the contrary contained in the Share Exchange Agreement.

  All initial capitalized terms not otherwise defined in this Addendum shall have the meaning ascribed to them in the Agreement unless otherwise provided.

  Except as specifically modified hereby, all of the provisions of the Share Exchange Agreement which are not in conflict with the terms of this Addendum shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their respective duly authorized officers or representatives and entered into as of the date first above written.

                                                                                    SANTO MINING CORP

By:  /s/ Alain French

Name:   Alain French

                                                                                    Title:     President and CEO

                                                                                    HANOVER HOLDINGS I, LLC

                                                                                    By: /s/ Joshua Sason

                                                                                    Name:   Joshua Sason

                                                                                    Title:     Chief Executive Officer